UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 6, 2004

BF Enterprises, Inc. (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	0-15932 (Commission File Number)	94-3038456 (IRS Employer Identification No.)
100 Bush Street, Suite 1250, San Francisco, California (Address of principal executive offices)	94104 (Zip Code)

Registrant's telephone number, including area code (415) 989-6580

__________________________________________________________ (Former name or former address, if changed since last report)

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BF ENTERPRISES, INC.

FORM 8-K
CURRENT REPORT

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits.

Exhibit 99.1   BF Enterprises Inc.’s Press Release, dated April 5, 2004

Item 12.    Results of Operations and Financial Condition

On April 5, 2004, BF Enterprises, Inc. issued an earnings press release for the quarter and year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BF ENTERPRISES, INC.

Date: April 6, 2004	By:	/s/ S. Douglas Post

Chief Financial Officer, Vice President, Treasurer and Controller

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BF ENTERPRISES, INC.

Current Report on Form 8-K

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by BF Enterprises, Inc. on April 5, 2004

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